UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): November 26, 2010 (November 19, 2010)
Valeant Pharmaceuticals International, Inc.
(Exact name of registrant as specified in its charter)

Canada	001-14956	98-0448205
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7150 Mississauga Road
Mississauga, Ontario
Canada	L5N 8M5
(Address of principal executive offices )	(Zip Code)
(905) 286-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     (a) As previously disclosed, on September 28, 2010, Valeant Pharmaceuticals International, Inc., formerly known as Biovail Corporation (the “Company”), completed its merger with Valeant Pharmaceuticals International, a Delaware corporation (“VPI”) (the “Merger”).
     Prior to and after the Merger, Ernst & Young LLP (“E&Y”) served as the Company’s independent registered public accountant engaged as the principal accountant to audit the Company’s consolidated financial statements. Prior to the Merger, PricewaterhouseCoopers LLP (“PwC”) served as VPI’s independent registered public accountant engaged as the principal accountant to audit VPI’s consolidated financial statements. On November 19, 2010, the Company notified E&Y and PwC that the Company’s Audit Committee (the “Audit Committee”) determined to recommend to the Company’s Board of Directors (the “Board”) that, at the Company’s annual general meeting of shareholders in 2011, the Board recommend that shareholders appoint PwC as the Company’s independent registered public accountant for the fiscal year ending December 31, 2011. The Company expects that E&Y will continue to serve as the Company’s independent registered public accountant engaged to audit the Company’s consolidated financial statements as of and for the period ending December 31, 2010. The Company understands that E&Y intends to resign after completing such audit.
     The audit report of E&Y on the consolidated financial statements of the Company as of and for each of the two fiscal years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.
     During the Company’s fiscal years ended December 31, 2009 and 2008, and in the Company’s subsequent interim period from January 1, 2010 through November 19, 2010, the date E&Y was notified of the Audit Committee’s decision to recommend that PwC be appointed as the Company’s independent registered public accountant at the next annual general meeting of shareholders, (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.
     The Company provided E&Y with a copy of this report and requested that E&Y provide a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of this letter from E&Y, dated November 26, 2010, is attached hereto as Exhibit 16.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter, dated November 26, 2010, from Ernst & Young LLP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
Date: November 26, 2010	By:	/s/ Margaret Mulligan
Margaret Mulligan
Executive Vice President, Chief Financial Officer

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